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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           __________________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 30, 1999



                                 JOSTENS, INC.
                         ------------------------------
            (Exact name of registrant as specified in its charter)

       Minnesota                       1-5064                  41-0343440
----------------------------  ------------------------   ----------------------
(State or other jurisdiction  (Commission file number)        (IRS employer
     of incorporation)                                      identification No.)


            5501 Norman Center Drive, Minneapolis, Minnesota 55437
            ------------------------------------------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:     (612) 830-3300
                                                          --------------------

                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

                               Page 1 of 3 Pages
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Item 5. Other Events.
        ------------

        Jostens, Inc. (the "Company") has entered into a Distribution Agreement, dated August 30, 1999, with Credit Suisse First Boston Corporation, Banc One Capital Markets Inc. and J.P. Morgan Securities Inc. for the public offering of up to $200,000,000 aggregate principal amount of its Medium-Term Notes, Series A (the "Notes") to be issued pursuant to the Indenture, dated August 30, 1999 (the "Indenture"), between the Company and Norwest Bank Minnesota, National Association, as Trustee, and the Officers' Certificate and Company Order, dated August 30, 1999, pursuant to Sections 201, 301 and 303 of the Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by Registration Statement on Form S-3 (Registration No. 333-83649).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (a) - (b)   Not applicable.

        (c)  Exhibits
             --------

        1.1 Distribution Agreement, dated August 30, 1999, among the Company, Credit Suisse First Boston Corporation, Banc One Capital Markets Inc. and J.P. Morgan Securities Inc., as Distributors.

        4.1 Indenture, dated August 30, 1999 between the Company and Norwest Bank Minnesota, National Association, as Trustee

        4.2 Officers' Certificate and Company Order, dated August 30, 1999 pursuant to Sections 201, 301 and 303 of the Indenture

        4.3         Specimens of the Notes
                    (a)  Global Fixed Rate Note;
                    (b)  Global Floating Rate Note;
                    (c) Global Original Issue Discount Zero Coupon Note; and
                    (d) Global Original Issue Discount Fixed Rate Note.

                               Page 2 of 3 Pages

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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 30, 1999

                              JOSTENS, INC.
                              -------------



                              By: /s/ William N. Priesmeyer
                                 --------------------------------------
                                 William N. Priesmeyer
                                 Senior Vice President and
                                 Chief Financial Officer

                               Page 3 of 3 Pages
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                               INDEX TO EXHIBITS



     Exhibit Number           Document Description
     --------------           --------------------

           1.1 Distribution Agreement, dated August 30, 1999, among the Company, Credit Suisse First Boston Corporation, Banc One Capital Markets Inc. and J.P. Morgan Securities Inc., as Distributors.

           4.1 Indenture, dated August 30, 1999 between the Company and Norwest Bank Minnesota, National Association, as Trustee

           4.2 Officers' Certificate and Company Order, dated August 30, 1999 pursuant to Sections 201, 301 and 303 of the Indenture

           4.3                Specimens of the Notes
                              (a)  Global Fixed Rate Note;
                              (b)  Global Floating Rate Note;
                              (c) Global Original Issue Discount Zero Coupon Note; and
                              (d)  Global Original Issue Discount Fixed Rate
                                   Note.